EXECUTION COPY

AMENDMENT NO. 11

AMENDMENT NO. 11 dated as of April 4, 2007 to the Credit Agreement referred to below, between MDC Partners Inc., a Canadian corporation (“MDC Partners”), Maxxcom Inc., an Ontario corporation (“Maxxcom Canada”), Maxxcom Inc., a Delaware corporation (“Maxxcom U.S.” and together with MDC Partners and Maxxcom Canada, the “Borrowers”), each of the Lenders identified under the caption “LENDERS” on the signature pages hereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as U.S. administrative agent for the Lenders (in such capacity, the “U.S. Administrative Agent”).

The Borrowers, the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”), the U.S. Administrative Agent, JPMCB, as Collateral Agent (in such capacity, the “Collateral Agent”), and JPMCB, Toronto Branch, as Canadian Administrative Agent (in such capacity, the “Canadian Administrative Agent” and together with the U.S. Administrative Agent, the “Administrative Agents”) are parties to a Credit Agreement dated as of September 22, 2004 (as amended, the “Credit Agreement”).  The Borrowers and the Required Lenders wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Capitalized terms used in this Amendment No. 11 and not otherwise defined are used herein as defined in the Credit Agreement.

Section 2.  Amendments.  Effective as provided in Section 5 hereof, the Credit Agreement shall be amended as follows:

2.01.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02.  Section 2.04(a) of the Credit Agreement is hereby amended by amending clause (ii) to read in its entirety as follows:
“(ii)  no Letter of Credit shall have an expiration date later than, or shall permit the account party or the beneficiary to request the renewal thereof to a date beyond, the earlier of (x) the date one year after the issuance thereof and (y) the date five Business Days prior to the Commitment Termination Date, provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in the foregoing subclause (y)). Notwithstanding the foregoing, any Collateralized Letter of Credit (as defined below) may, with the consent of the Issuing Bank that issued such Collateralized Letter of Credit, expire on any date following the date that is five Business Days prior to the Commitment Termination Date.  As used herein, “Collateralized Letter of Credit” means a Letter of Credit that has been irrevocably cash collateralized by the Borrower pursuant to arrangements satisfactory to the Issuing Bank that issued such Letter of Credit, which shall be at least 20 Business Days prior to the Commitment Termination Date. Notwithstanding anything to the contrary in this Section, the obligations of the Revolving Lenders to acquire participations in Letters of Credit and to reimburse an Issuing Bank for unreimbursed amount shall terminate with respect to any Collateralized Letter of Credit upon the Commitment Termination Date and any participation held by any Lender in a Collateralized Letter of Credit on the Commitment Termination Date shall be deemed to have been assigned to the Issuing Bank that issued such Collateralized Letter of Credit on the Commitment Termination Date.”

2.03.  Section 2.06(b) of the Credit Agreement is hereby amended by adding at the end thereof the following words:
“Notwithstanding the foregoing, any fees payable on any Collateralized Letter of Credit may, with the consent of the Issuing Bank that issued such Collateralized Letter of Credit, cease to be payable on any date following the date that is five Business Days prior to the Commitment Termination Date.”
Section 3.  Representations and Warranties.  Each Borrower represents and warrants (as to itself and each of its Subsidiaries) to the Agents and  Lenders that (a) the representations and warranties set forth in Article V of the Credit Agreement, as amended hereby, and in each of the other Loan Documents are complete and correct on the date hereof as if made on and as of such date and as if each reference in said Article V to “this Agreement” included reference to this Amendment No. 11 and (b) no Default shall have occurred and be continuing under the Credit Agreement, as amended hereby.

Section 4.  Confirmation of Security Documents.  Each of the Borrowers hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations as a guarantor under Article III of the Credit Agreement as amended hereby.  By its execution on the respective signature lines provided below, each of the Guarantors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

Section 5.  Conditions Precedent to Effectiveness.  The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon (a) receipt by the U.S. Administrative Agent of one or more counterparts of this Amendment No. 11 executed by the Obligors, the Issuing Banks and the Lenders and (b) evidence that all fees and expenses agreed by MDC Partners to be payable in connection with this Amendment No. 11 have been paid in full.

Section 6.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment No. 11 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 11 by signing any such counterpart.  This Amendment No. 11 shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 11 to be duly executed and delivered as of the day and year first above written.

MDC PARTNERS INC.

By:
Name:
Title: Authorized Signatory

By:
Name:
Title: Authorized Signatory

MAXXCOM INC., an Ontario corporation

By:
Name:
Title: Authorized Signatory

By:

Title: Authorized Signatory

MAXXCOM INC., a Delaware corporation

By:
Name:
Title: Authorized Signatory

By:
Name:
Title: Authorized Signatory

Agreed as set forth in Section 4 above:

GUARANTORS

1208075 ONTARIO LIMITED
1220777 ONTARIO LIMITED
1385544 ONTARIO LIMITED
2026646 ONTARIO LIMITED
656712 ONTARIO LIMITED
AMBROSE CARR LINTON CARROLL INC.
ASHTON POTTER CANADA INC.
ASHTON-POTTER CANADA LTD.
BRUCE MAU DESIGN INC.
BRUCE MAU HOLDINGS LTD.
CAMPBELL + PARTNERS COMMUNICATIONS LTD.
COMPUTER COMPOSITION OF CANADA INC.
HENDERSON BAS
MAXXCOM (NOVA SCOTIA) CORP.
MAXXCOM INTERACTIVE INC.
STUDIOTYPE INC.
TREE CITY INC.

By:
Name:
Title: Authorized Signatory

By:
Name:
Title: Authorized Signatory

ACCENT ACQUISITION CO.
ACCENT INTERNATIONAL, INC.
ACCENT MARKETING SERVICES, L.L.C.
BRATSKEIR & COMPANY, INC.
CHINNICI DIRECT, INC.
CMS U.S. HOLDCO, INC.
COLLE & MCVOY, INC.
CPB ACQUISITION INC.
CRISPIN PORTER & BOGUSKY LLC
DOTGLU LLC
FLETCHER MARTIN LLC
FMA ACQUISITION CO.
HELLO ACQUISITION INC.
KBP HOLDINGS LLC
KIRSHENBAUM BOND & PARTNERS LLC
KIRSHENBAUM BOND & PARTNERS WEST LLC
LAFAYETTE PRODUCTIONS LLC
MACKENZIE MARKETING, INC.
MARGEOTES/FERTITTA + PARTNERS LLC
MAXXCOM (USA) FINANCE COMPANY
MAXXCOM (USA) HOLDINGS INC.
MDC/KBP ACQUISITION INC.
MF+P ACQUISITION CO.
MONO ADVERTISING, LLC
PRO-IMAGE CORPORATION
SABLE ADVERTISING SYSTEMS, INC.
SMI ACQUISITION CO.
SOURCE MARKETING LLC
TARGETCOM LLC
VITROROBERTSON LLC
ZG ACQUISITION INC.
ZYMAN GROUP, LLC

By:
Name:
Title: Authorized Signatory

By:
Name:
Title: Authorized Signatory

LENDERS

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and as U.S. Issuing Bank

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., TORONTO
BRANCH

By:
Name:
Title:

BANK OF MONTREAL (CHICAGO BRANCH)

By:
Name:
Title:

BANK OF MONTREAL

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, by its Atlanta Agency

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

By:
Name:
Title:

TORONTO DOMINION (TEXAS) INC.

By:
Name:
Title:

THE TORONTO-DOMINION BANK, individually and as Canadian Issuing Bank

By:
Name:
Title:

CIBC INC.

By:
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE

By:
Name:
Title:

By:
Name:
Title: